SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 1, 2000

                    Multinet International Corporation, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Nevada                     000-29107        88-0441388
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(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation)             File Number)     Identification No.)

                                      8741
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                    (Standard Industrial Classification Code)

8100 West Sahara Ave., Suite 200, Las Vegas, NV       89117
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (702)966-0600



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Item 5.  Other Events

Expansion of Business

Multinet International Corporation, Inc.(the "Company"), strengthened by its acquisition of Nikky D. Corporation (the "Subsidiary"), a wholly owned subsidiary, is focused on providing high-quality integrated management services for automotive service stations, dealerships, and convenience stores. The combined effort of the Company's experienced Officers and the Subsidiary's management team with over twenty years of experience offers a management package specializing in the start-up and managerial organization of both newly and fully operating convenience stores located in automotive service stations.

The integrated management package provided by the Company includes consulting services for general accounting and management matters. The Company intends to continue and improve its services for additional management contracts, and those clients acquired through its subsidiaries. These management services consist of:

     o hiring and training of managerial staff ranging from general managers to cashiers and attendants

     o general site management and employee retention

     o training employees to use computer equipment for full service station operations, including credit card and lottery sales transactions

     o general accounting, including daily inventory, revenues, and payroll records, and maintenance of financial statements

The Company provides these services through its subsidiary, Nikky D. Corporation, to Fernando's Mobile Station located in Phoenix, Arizona. This management contract was a related party transaction. At the time the management contract was negotiated between Nikky D. Corporation and Fernando's Mobile Station, Jose F. Garcia and his sister Maria Victoria Melgar each owned 50% of Nikky D. Corporation and 50% of Fernando's Mobile Station.

As the Company expands, it intends to develop a central accounting and management system known as "the Multinet Connection", which utilizes state-of-the-art technology to efficiently organize and maintain the ongoing management needs of a full-service station. The Multinet Connection will provide management and accounting services via the Internet and telecommunications, offering a centralized organization of inventory, accounting and sales records. This Internet-based system will offer a complete range of management services, at a cost typically less than that for in-house site management. The Multinet Connection will allow clients to enter information in an organized manner into a centralized Internet system, and will inform the Company of any additional consulting services required.



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

The Company intends to expand its client base by acquiring additional management service contracts with automotive service stations, dealerships, and convenience stores, primarily targeting newly operating stations in the Phoenix, Arizona area. The Company anticipates great need for its specialized management services by these newly operating stations, so that they can concentrate on their core operations. The Company also plans to expand its client base and management team through strategic acquisitions, in order to continue developing and enhancing the scope of its managerial services.

Item 7.  Financial Statements and Exhibits

Exhibit
Number            Description

2.1 Plan of Acquisition (Incorporated by reference from Exhibit 2.1 of Form 8-K filed July 21, 2000).

3.1               Articles of Incorporation of Multinet
                  International Corporation, Inc.

3.2               Bylaws of Multinet International
                  Corporation, Inc. (Incorporated by reference from Exhibit 3.2 of Form 8-K filed July 21, 2000).

3.3 Articles of Incorporation of Nikky D. Corporation (Incorporated by reference from Exhibit 3.3 of Form 8-K filed July 21, 2000).

3.4 Bylaws of Nikky D. Corporation (Incorporated by reference from Exhibit 3.4 of Form 8-K filed July 21, 2000).

27.1 Nikky D. Management Agreement (Incorporated by reference from Exhibit 27.1 of Form 8-K filed July 21, 2000).




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Multinet International Corporation, Inc.
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                                  (Registrant)

Date:  October 26, 2000              /s/ GLEN BROW
                                         -------------------
                                         GLEN BROW
                                         PRESIDENT




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EXHIBIT 3.1


FILED

In the office of the
Secretary of State of the
State of Nevada
May 17, 1996
No. 11128-96
/s/ DEAN HELLER
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    DEAN HELLER
    SECRETARY OF STATE


                            ARTICLES OF INCORPORATION
                                       OF
                    MULTINET INTERNATIONAL CORPORATION, INC.

                                    ARTICLE I

                               NAME OF CORPORATION

Name of Corporation:  Multinet International Corporation,
                      Inc.

                                   ARTICLE II

                                 RESIDENT AGENT

Resident Agent:  Donald C. Bradley
Street Address:  7551 West Charleston Boulevard, #35
                 Las Vegas, Nevada 89117

                                   ARTICLE III

                                     SHARES
            (Number of shares the corporation is authorized to issue)

Number of shares with par value:  25,000,000
Par value:  .001
Number of shares without par value:  None

                                   ARTICLE IV

                                 GOVERNING BOARD

The governing board shall be styled as Directors. The first Board of Directors shall consist of one member and the names and addresses are as follows:

Donald C. Bradley
7551 West Charleston Boulevard, #35
Las Vegas, Nevada 89117

                                    ARTICLE V

                                     PURPOSE

The purpose of the corporation shall be to create and operate any and all legal business on the Internet.

                                   ARTICLE VI

                                  OTHER MATTERS

This form includes the minimal statutory requirements to incorporate under NRS
78.

                                   ARTICLE VII

                           SIGNATURES OF INCORPORATORS

The names and addresses of each of the incorporators signing the articles:

Donald C. Bradley
7551 West Charleston Boulevard, #35
Las Vegas, Nevada 89117

/s/ DONALD C. BRADLEY
    -----------------
    DONALD C. BRADLEY
    INCORPORATOR

State of Nevada, County of Clark

This instrument was acknowledged before me on May 3, 1996 by Donald C. Bradley as incorporator of Multinet International Corporation, Inc.

/s/ DAVID L. ALEXANDER
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    DAVID L. ALEXANDER
    NOTARY PUBLIC

                                  ARTICLE VIII

           CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, Donald C. Bradley, hereby accept appointment as Resident Agent for the above named corporation.

/s/ DONALD C. BRADLEY               Date:  May 2, 1996
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    DONALD C. BRADLEY
    RESIDENT AGENT